Exhibit 99.3

LEGAL DUE DILIGENCE SUMMARY

PROJECT PORTO

BASED ON LOAN FILE DISCLOSURE SCHEDULE, THE SEARCHES DISCLOSURE SCHEDULE AND THE

DEEDS SAMPLE

for the purpose of SEC filing

13 September 2018

1	SCOPE OF REVIEW

1.1

We acted as legal advisers to the successful bidder in connection with the acquisition of a portfolio of loans and, inter alia, related security and other rights (the Acquisition Portfolio) from Bank of Scotland plc (the Original Seller) by the Seller and with respect to the on-sale of a sub portfolio of such loans (the Provisional Mortgage Portfolio) to the Issuer to be funded by the Issuer via the issuance of certain notes (the Securitisation) described in the preliminary prospectus dated 7 September 2018 (the Preliminary Prospectus). This Legal Due Diligence Report (the Report) is addressed to the Addressees set out in Schedule 1 (the Addressees).

1.2

The purpose of the Report is to summarise the results of the legal due diligence investigation we conducted on behalf of the successful bidder on: (i) the Loan File Disclosure Schedule (the Loan File Disclosure Schedule); (ii) the Searches Disclosure Schedule (the Searches Disclosure Schedule); and (iii) the Deeds Sample (the Deeds Sample), each of which were provided by the Original Seller to the successful bidder as part of the bid process on a non-reliance basis.

1.3

We have assumed the genuineness of all signatures and, save where it is otherwise apparent from the face of any document, that all documents have been validly executed and delivered, have been performed in accordance with their terms by each party and are valid, legally binding and enforceable and cannot be rendered void or otherwise avoided.

1.4

This Report in no way involves the giving of advice or the recommendation to any party as to whether to proceed with any particular transaction, including (but without limitation) to any prospective investor in its decision to invest in notes backed by the loans in the Acquisition Portfolio or the Provisional Mortgage Portfolio. Additionally, we express no opinion nor provide any other form of assurance regarding (i) the reasonableness or completeness of information provided to us by the Original Seller, (ii) the physical existence of the loans, (iii) the reliability or accuracy of the documents provided to us by the Original Seller, and which were used in our procedures, (iv) the adequacy of the disclosures in the files, (v) whether any of the statements expressed therein omit any material fact, (vi) the enforceability of any contractual provision in any loans or mortgages included in the Acquisition Portfolio or the Provisional Mortgage Portfolio or (vii) whether or not any loan complied with the origination standards or otherwise of the Original Seller.

1.5

The reviews, the results of which are summarised in this Report, were carried out in the context of the bid process for the Acquisition Portfolio, prior to 17 May 2018. While it was understood at the time that these reviews were carried out that the Acquisition Portfolio would be securitised into separate smaller portfolios, the results summarised in this Report cannot be taken as being representative of any particular securitisation portfolio, including the Provisional Mortgage Portfolio, derived from the Acquisition Portfolio.

2	DEFINITIONS

In this Report:

Deeds Sample means the sample of 20 deed packs relating to loans in the Acquisition Portfolio.

Data Site means the electronic data site operated on behalf of the Original Seller in connection with the sale of the Acquisition Portfolio.

Insignificant Amount means, with respect to a sample of loans reviewed, less than five per cent. of the number of total loans reviewed in that sample.

Mortgage Deed(s) means the standard form mortgage deeds of the Original Seller, and in relation to each borrower means the mortgage document under which the mortgage security was granted by that borrower to the Original Seller in relation to the relevant loan.

Offer Letter(s) means in relation to each Sample Loan, the letter of loan offer issued to the relevant borrower by the Original Seller.

Origination Documentation means the application forms, letters of loan offer, mortgage deeds and other origination documentation disclosed by the Original Seller in the Data Site.

PRA means the Property Registration Authority of Ireland.

Provisional Mortgage Portfolio means the Provisional Mortgage Portfolio as defined in the Preliminary Prospectus. .

Sample Loan(s) mean the 702 loans the subject of the Loan File Disclosure Schedule being a sample of the loans included in the Acquisition Portfolio (rather than the Provisional Mortgage Portfolio).

Solicitor’s Undertaking means in relation to each Sample Loan, the undertaking relating to stamping, registration and furnishing deeds to the lender prepared by the borrower’s solicitors and issued to the Original Seller in respect of that property.

Following below are the findings and conclusions of our review.

3	PRINCIPAL CONCLUSIONS OF OUR REVIEW OF THE LOAN FILE DISCLOSURE SCHEDULE

3.1	Mortgage Deeds

3.1.1	Missing/Incomplete Mortgages

The Loan File Disclosure Schedule discloses that most of the Sample Loans contained a signed and dated copy Mortgage Deed the form of which was based on the Origination Documentation. The Loan File Disclosure Schedule discloses that Mortgage Deeds in respect of Sample Loans (constituting an Insignificant Amount) were either missing or incomplete.

Of the Sample Loans for which the corresponding Mortgage Deeds were either missing or incomplete:

(a)

in relation to those that secured registered property, the Mortgage Deed was showing on the Searches Disclosure Schedule as having been registered on the relevant folio and accordingly a copy of the Mortgage Deed could be procured from the PRA;

(b)

in relation to those that secured unregistered property, the Mortgage Deed was showing on the Searches Disclosure Schedule as not having been registered. For unregistered property it is not possible to procure copies of the Mortgage Deed from the PRA, even where same has been registered in the PRA. A copy of the Mortgage Deed would be required in order to demonstrate the Original Seller’s security.

3.1.2	Priority of Original Seller’s security

The Searches Disclosure Schedule contains 694 of the 702 Sample Loans. In respect of these 694 Sample Loans, we can ascertain that in most cases the Original Seller’s charge was registered against the relevant property with first ranking priority in favour of the Original Seller.

Of the remaining cases:

(a)	in some cases a third party charge was registered over the property in priority to the Original Seller’s charge;

(b)	in some cases (constituting an Insignificant Amount), the Original Seller’s charge was not registered against the relevant property;

(c)	in some cases (constituting an Insignificant Amount), the Searches Disclosure Schedule discloses that a subsequent charge was potentially registered before a further advance;

(d)	in some cases (constituting an Insignificant Amount), the Original Seller’s charge was registered over part of the property only.

3.2	Offer Letters

3.2.1

The Loan File Disclosure Schedule discloses that most of the Sample Loans contained a copy Offer Letter based on the Origination Documentation and in most of these cases, was signed by the borrower, dated and based on the Origination Documentation. In a small number of cases the Offer Letters were either: (i) partial, signed, (ii) signed but undated, (iii) unsigned, or (iii) missing.

3.2.2

The absence of a signed and dated Offer Letter based on the Origination Documentation would not impact on the enforceability of the security as in such cases either (i) a signed Mortgage Deed based on the Origination Documentation was held or (ii) the Mortgage Deed secured registered property and was registered in the PRA, meaning that a copy of the Mortgage Deed could be procured.

3.3	Title

3.3.1	Registered/Unregistered Property

(a)	The Loan File Disclosure Schedule discloses that 524 of the Sample Loans were secured by registered property.

(b)	The Loan File Disclosure Schedule discloses that 178 of the Sample Loans were secured by unregistered property.

3.3.2	Title Deeds

The Loan File Disclosure Schedule discloses that a set of title deeds was held in the case of most of the 702 Sample Loans.

Of the remaining cases:

(a)

in some cases (constituting an Insignificant Amount), no title deeds were held on the file as the documents had been released on Accountable Trust Receipt (ATR); where title deeds are released on ATR the lender has the ability to recall the deeds at any time and so maintains control over the title deeds;

(b)	in some cases (constituting an Insignificant Amount), a set of title deeds was not held, however a Solicitor’s Undertaking to furnish these deeds was held in almost all of such cases.

(c)	some cases (constituting an Insignificant Amount) related to registered property, and so the absence of title deeds does not present an issue as a copy of the Folio can be procured.

In the event that title deeds were not held for unregistered property, it is possible to reconstitute title and/or take out a title policy to cover same.

3.3.3	Borrower registered as Owner

The Searches Disclosure Schedule contains 694 of the 702 Sample Loans. In respect of these 694 Sample Loans, we can ascertain from the Searches Disclosure Schedule that in most cases the borrower was the registered owner of the property.

Of the remaining cases the Searches Disclosure Schedule discloses that:

(a)

in some cases, there was a discrepancy between the borrower name and the registered owner of the property, but it would appear from a review of the relevant borrower names on the Searches Disclosure Schedule that the discrepancies relate to changes in marital status (i.e. changes from maiden names to married names) and so are not material;

(b)	in some cases (constituting an Insignificant Amount), the borrower was not the registered owner of the property;

(c)	in some cases (constituting an Insignificant Amount), it was not known whether the borrower was the registered owner of the property as only limited Registry of Deeds searches had been carried out.

3.3.4	Third party registered as owner in addition to the Borrower

The Searches Disclosure Schedule contains 694 of the 702 Sample Loans. In respect of these 694 Sample Loans, we can ascertain from the Searches Disclosure Schedule that in a small number of cases (constituting an Insignificant Amount), a third party was registered as owner of the property in addition to the borrower.

3.4	Certificates of Title/Undertakings

3.4.1	The Loan File Disclosure Schedule discloses that most of the Sample Loans contained a signed and dated copy Certificate of Title in respect of the secured property.

In the remaining cases:

(a)	in some cases, a Solicitor’s Undertaking was held;

(b)	in the remaining cases, no Certificate of Title or Solicitor’s Undertaking was held but the Loan File Disclosure Schedule discloses that the Mortgage Deed is registered in each case.

3.4.2

The absence of a Certificate of Title does not impact the management and collection of payments and is also not expected to affect the loan performance, however it does underpin the security held by the Original Seller and should be held.

3.5	Additional matter - Stamping

3.5.1

The Loan File Disclosure Schedule discloses that 464 of the Sample Loans contained mortgages which were executed pre 7 December 2006 and thus required to be stamped, but did not confirm whether these deeds have been stamped.

3.5.2	Of these 464 Sample Loans:

(a)

in the case of 352 of these Sample Loans which comprised registered property, where same have been registered in the PRA stamping is not a concern as registration would not have been effected in the absence of evidence of stamping;

(b)	the remaining 112 loans comprise unregistered property and so same would need to be checked to confirm that stamping has been attended to.

3.5.3

If a pre-7 December 2006 Mortgage Deed has not been stamped, it will be necessary to have the Mortgage Deed stamped in order to enforce the security. Stamp duty on mortgages created prior to 7 December 2006 was capped at £500 (€630), however penalties would now also be payable in the event that stamping is required.

4	PRINCIPAL CONCLUSIONS OF OUR REVIEW OF THE SEARCHES DISCLOSURE SCHEDULE

4.1

Our review of the Searches Disclosure Schedule is based on the Searches Disclosure Schedule as it was constituted as at 30 April 2018. At this point searches had not been completed in respect of all of the loans in the Acquisition Portfolio. The Searches Disclosure Schedule on which our review is based comprised 22,152 loan file entries in total. Searches were subsequently completed in respect of the remaining loans in the Acquisition Portfolio, and these subsequent searches are not included in our review and do not form part of this Report. In particular, we understand that a significant number of the loans in respect of which searches were carried out subsequent to our review were secured over unregistered property. Accordingly, the results summarised in this section 4, and in particular the relative split between registered property and unregistered property as set out in section 4.1.1 below, may not be representative of the Acquisition Portfolio as a whole.

4.1.1	Registered/Unregistered Property

Of the 22,152 loan files (the Total Loan Files) in our review:

(a)	18,976 loans comprise loans secured by registered property;

(b)	3,168 loans comprise loans secured by unregistered property;

(c)	8 loan files comprise both registered and unregistered property.

4.1.2	Borrower registered as Owner

(a)	Registered Property

Of the loans that are secured by registered property, the Searches Disclosure Schedule discloses that the borrower was the registered owner in most cases. Of the remaining cases (constituting an Insignificant Amount), the Searches Disclosure Schedule discloses that:

(A)

in some cases, there was a discrepancy between the borrower name and the registered owner of the property, but it would appear from a review of the relevant borrower names on the Searches Disclosure Schedule that the discrepancies relate to changes in marital status (i.e. changes from maiden names to married names) or variations of first names and so are not material;

(B)	in some cases, the borrower was not the registered owner of the property.

(b)	Unregistered Property

Of the 3,168 loans that are secured by unregistered property, the Searches Disclosure Schedule discloses that the borrower was the registered owner in most cases. Of the remaining cases (constituting an Insignificant Amount of Total Loan Files) the Searches Disclosure Schedule discloses that:

(A)	in some cases, the borrower was the not registered owner of the property;

(B)

In some cases, the Searches Disclosure Schedule discloses that it was not known whether the borrower was the registered owner of the property as only limited Registry of Deeds searches were carried out.

(C)

in some cases, there was a discrepancy between the borrower name and the registered owner of the property but it would appear from a review of the relevant borrower names on the Searches Disclosure Schedule that the discrepancies relate to changes in marital status (i.e. changes from maiden names to married names) and so are not material.

(c)	Registered/Unregistered Property

Of the 8 loans that are secured by property which comprises registered and unregistered property, in most cases the borrower was the registered owner. The remaining cases constitute an Insignificant Amount.

4.1.3	Priority of Original Seller’s security

(a)	Registered Property

The Searches Disclosure Schedule discloses that in most cases, the Original Seller’s charge was registered against the relevant property with first ranking priority in favour of the Original Seller.

Of the remaining cases (constituting an Insignificant Amount):

(A)	in some cases, a third party charge was registered over the property in priority to the Original Seller’s charge;

(B)	in some cases, the Original Seller’s charge was not registered against the relevant property;

(C)	In some cases, the Searches Disclosure Schedule discloses that a subsequent charge was potentially registered before a further advance;

(D)	in the remaining cases, the charge secures only part of the secured property.

(b)	Unregistered Property

The Searches Disclosure Schedule discloses that in most cases, the Original Seller’s charge was registered against the relevant property with first ranking priority in favour of the Original Seller.

Of the remaining cases (constituting an Insignificant Amount of Total Loan Files):

(A)	in some cases, a third party charge was registered over the property in priority to the Original Seller’s charge;

(B)	in some cases, the Searches Disclosure Schedule discloses that a subsequent charge was potentially registered before a further advance;

(C)	in some cases, the Original Seller’s charge was not registered against the relevant property;

(D)	in some cases, the charge secures only part of the secured property.

(c)	Registered/Unregistered Property

Of the 8 loans that are secured by property which comprises registered and unregistered property, in most cases the Original Seller’s charge was registered against the relevant property with first ranking priority in favour of the Original Seller. In the remaining cases (constituting an Insignificant Amount), a third party charge was registered over the property in priority to the Original Seller’s charge.

4.2	Method of Searching

4.2.1

In order to verify that the searches the subject of the Searches Disclosure Schedule were carried out correctly, we reviewed a sample of the searches contained in Folder 8 of the Data Site. From a review of this sample, we could ascertain that:

(a)

for Registry of Deeds searches, the searches requisitioned appeared to cover the correct period and search for (i) the deed into the borrower and (ii) any acts by the borrower to include any charges created or any subsequent assurances of the property; and

(b)	for registered land, a search of the relevant folio together with any dealings pending was undertaken which is the appropriate method of searching for registered property.

5	PRINCIPAL CONCLUSIONS OF OUR REVIEW OF THE DEEDS SAMPLE

5.1

We reviewed the Deeds Sample on 26 April 2018 and 9 May 2018. Based on the documentation reviewed we carried out property searches on 27 April 2018 and 9 May 2018. No issues were disclosed from our review of the Deeds Sample. Following below are the findings and conclusions of our review:

5.1.1	Documentation

Each of the Deeds Sample contained (i) a set of title deeds (ii) a Certificate of Title in the Law Society of Ireland standard form and (iii) an original or copy Mortgage Deed duly signed by the relevant borrower.

5.1.2	Searches

(a)

15 of the Deeds Sample comprised registered land and in each case, our searches disclosed that the title for each property had been registered at the Land Registry in the name of the relevant borrower(s) and that the Mortgage Deed had been registered at the Land Registry with first ranking priority in favour of the Original Seller.

(b)

5 of the Deeds Sample comprised unregistered land and in each case, our searches disclosed that the title for each property had been registered at the Registry of Deeds in the name of the relevant borrower(s) and that the Mortgage Deed had been registered at the Registry of Deeds with first ranking priority in favour of the Original Seller.

6	ASSUMPTIONS, LIMITATIONS AND QUALIFICATIONS

6.1

This Report is based solely on the information contained in the Loan File Disclosure Schedule and the Searches Disclosure Schedule made available to A&L Goodbody through the Data Site, and on the Deeds Sample made available to us at the offices of the Original Seller’s solicitors. This Report must be read subject to this qualification since the scope of our review has been necessarily confined.

6.2	This Report is made subject to the following limitations and qualifications:

6.2.1

during the course of our review we have relied upon the Loan File Disclosure Schedule, the Searches Disclosure Schedule and the Deeds Sample. We have not independently verified any information provided to us or any of the documents contained in the Data Site or in the Deeds Sample;

6.2.2	we have not sought to verify the factual accuracy of any statements appearing in the Loan File Disclosure Schedule, the Searches Disclosure Schedule or the Deeds Sample;

6.2.3

we are qualified to practice law in Ireland only and we express no opinion as to the laws of any other jurisdiction. This Report was prepared on the basis of the laws of Ireland as they exist and are interpreted at the date hereof;

6.2.4	we give no opinion as to the value of any Sample Loan;

6.2.5	we have not investigated any title to any property;

6.2.6	we do not accept responsibility for information or documents provided to us through the Data Site or the Deeds Sample;

6.2.7

this Report reflects our findings resulting from the review of the Loan File Disclosure Schedule and the Searches Disclosure Schedule which we undertook between 13 April 2018 and 30 April 2018, and the of the Deeds Sample and related searches which we undertook between 26 April 2018 and 9 May 2018. It does not deal with any later matters arising (unless expressly stated);

6.2.8

we express no opinion as to whether the size of the Deeds Sample was sufficient or whether or not any loan files should or should not have been included in our review or whether the sample was, or was selected in a manner intended to be, in any way representative or indicative of the Acquisition Portfolio or Provisional Mortgage Portfolio as a whole;

6.2.9	we express no opinion on whether any loan may or may not form part of the collateral for any securitisation;

6.2.10

this Report is issued as at the date hereof and we will not be required to provide any update or provide any additional information whether in respect of the Acquisition Portfolio or Provisional Mortgage Portfolio or otherwise and whether or not any additional information, facts or circumstances come to our attention after the date hereof;

6.2.11	this Report does not provide any opinion or advice as to matters of law (including whether any particular agreement is enforceable);

6.2.12

in relying upon this Report, you agree (save as many otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Report nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Report;

6.2.13

we provide no assurance as to the reaction of the rating agencies or any third parties to particular features of the relevant loans and we make no comment on the economics or pricing in relation to any securitisation;

6.2.14

this Report is for the use of the Addressees and no liability is accepted to anyone else for its contents. This Report may not be disclosed in whole or in part, save as required under the law or regulation or pursuant to any court order, to anyone other than the addressees nor may the whole or any part of it, or any reference to it, be included in any document, circular or statement without our prior written consent save that the addressees may release a copy of this Report (a) the directors, officers, employees, agents and financial and other professional advisers of the Addressees who need to receive this Report for the purposes of acquiring the notes issued by the Issuer; (b) to any regulatory authority having jurisdiction over the addressees; (c) to the addressees’ auditors; (d) in connection with any actual or potential dispute or claim to which the addressees are a party relating to the proposed private financings, backed by the loans and their related security relating to the non-performing loan portfolios; or to any legal advisers of the addressees of this Report, in each case for the purposes of information only on the strict understanding that we assume no duty or liability whatsoever to any such recipient as a result or otherwise; and

6.2.15

the work carried out by A&L Goodbody was designed to meet the agreed requirements of the Original Addressee in respect of the Acquisition Portfolio and the Provisional Mortgage Portfolio and particular features of our engagement determined by their need at the time. This Report should not therefore be regarded as suitable to be used or relied on by any party wishing to acquire any right to bring any action against A&L Goodbody in connection with any other use or reliance other than the Addressees for any purpose or in any context. In particular, this Report was not prepared for the need, purposes or requirement of any other of the Addressees. Any party other than the Addressees who obtains access to this Report or a copy of it and chooses to rely on this Report (or any part of it) will do so at its own risk. To the fullest extent permitted by law, A&L Goodbody will accept no responsibility or liability in respect of this Report to any other party; and

6.2.16

this Report is not intended to constitute findings and conclusions relating to a review of pool assets for the purposes of issuing findings on: (1) the accuracy of asset data; (2) determining whether assets conform to stated underwriting standards; (3) asset values; (4) legal compliance by the originator or Original Seller; and (5) any other factor material to the likelihood that any issuer of securities backed by loans in the Portfolio will pay interest and principal as required.

7	LIMITS ON LIABILITY

7.1	All work regarding this Report and all related matters have been performed exclusively by A&L Goodbody.

7.2

We draw attention to the fact that the scope of our work is limited, in nature, number and extent, and, as such will not necessarily reveal all matters relevant to the Acquisition Portfolio or the Provisional Mortgage Portfolio. Had we been engaged to perform and did perform additional reviews or investigations, other matters might come to light that would be reported. We do not make any representation regarding the sufficiency of the procedures for your purposes. We do not make any representations that the findings in this Report give any indications (positive or negative) in relation to the general performance, nature, composition or general characteristics of the Acquisition Portfolio or the Provisional Mortgage Portfolio.

7.3

To this extent that such an agreement is enforceable under applicable laws and regulations, the Addressees agree that no individual partners, shareholders or member so staff of A&L Goodbody will be held liable for or in connection with this Report or any matter relating to it.

7.4	Our advice and/or services are for the benefit of the Addressees and may not be used or relied upon by anyone else.

7.5	We do not accept liability for the acts or omissions of any third party we may instruct in connection with this Report.

7.6

Any liability of A&L Goodbody in relation to this Report and any matter relating to it shall not exceed an amount of €10,000,000 (ten million euro). For the avoidance of doubt, this limitation of our liability represents the total amount for which we are liable to all parties authorised to rely on this Report taken together.

7.7	We are not liable for any claim relating to this Report that is brought after the date this is three year after the date of this Report.

7.8	Nothing in this section (Limits on Liability) shall exclude or limit any liability for fraud or any other liability which cannot be excluded by applicable laws or regulation.

7.9

If we and any other Person (as defined below) are both liable to the Addressees in respect of the same damage, or another Person and/or the Addressees have caused or contributed to that damage, our liability to the Addressees will be limited to such amount as is just and equitable, having regard to the extent to which we, that Person and/or the Addressees are liable for, or has otherwise caused or contributed to, that damage. Any limitations, exclusion, restriction or settlement (however arising) including inability to pay or insolvency, affecting the possibility of recovering compensation for any Person, will be ignored in determining whether and to what possibility of recovering compensation from any Person, will be ignored in determining whether and to what extent that Person is liable or responsible for that damage and the amount of our liability. For this purpose, Person means any body corporate, individual or other person, including any director or employee of a company within any of the Addressees group, any person associated with a company within any of the Addressees group and any person providing finance or services to a company within any of the Addressees group, including other professionals.

7.10	This section (Limits on Liability) shall survive any termination of any engagement of A&L Goodbody in relation to this Report.

SCHEDULE 1

Dublin Bay Securities 2018-1 DAC

28 Fitzwilliam Place, Dublin 2

Ireland

(in its capacity as the Issuer)

Erimon Home Loans Ireland Limited

25-28 North Wall Quay

Dublin 1

D01 H104

Ireland

(in its capacity as the Seller)

Barclays Bank plc

5 The North Colonnade

Canary Wharf

London E14 5BB

United Kingdom

(in its capacity as the Original Addressee, Arranger and Joint Lead Manager)

Lloyds Bank plc

25 Gresham Street

London EC2V 7HN

(in its capacity as Joint Lead Manager)

Citicorp Trustee Company Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

(in its capacity as the Trustee)

(together the Addressees)